EXHIBIT 99.1

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                Preliminary Structural and Collateral Term Sheet



               $620,000,000 (approximate) of Senior Certificates

[JPMORGAN LOGO]         ChaseFlex Trust Series 2005-2

                 Mortgage Pass-Through Certificates, CFLX 2005-2


                                                                       4/25/2005
--------------------------------------------------------------------------------
                           Features of the Transaction
--------------------------------------------------------------------------------

- Offering consists of approximately 620mm of Senior Certificates. expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch, DBRS.

-     The Amount of Senior Certificates is approximate and may vary.

-     Multiple groups of Mortgage Loans will collateralize the transaction.

- There are approximately 5 Pools of Senior Certificates, Pool's 1, 2, and 3 consists of 3 SubGroups each, Pool 4 consits of 1 Subroup and Pool 5 consists of 2 SubGroups each of which may vary.

- The Credit Support for Pools 1,2,3,4 & 5 is Cross-Collateralized with respect to losses





--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer :                                           ChaseFlex Trust Series 2005-2
Underwriter :                                        J.P.Morgan Securities, Inc.
Depositor :                                   Chase Mortgage Finance Corporation
Trustee:                                                                Wachovia
Type of Issuance:                                                         Public
Servicer Advancing:                              Yes, Subject to Recoverability.
Compensating Interest:                                         Paid, But Capped.
Clean-Up Call / Optional Termination:  [10%] clean-up call (aggregate portfolio)
Legal Investment:                     The Senior Certificates are Expected to be
                                                            SMMEA at Settlement.
ERISA Eligible:                             The Senior Certificates are Expected
                                     to be ERISA eligible subject to limitations
                                   set forth in the final prospectus supplement.
Tax Treatment:                                                             REMIC
Structure:                              Senior/Subordinate w/ Shifting Interest.
                                  and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:                                       5.75% +/- .75%
Rating Agencies (AAA):                At least 2 of 4; Moody's, S&P, Fitch, DBRS
Registration:                          Publicly Offered Certificates will be DTC


--------------------------------------------------------------------------------
                            Time Table (approximate)
--------------------------------------------------------------------------------

Expected Settlement                                                      5/31/05
Cut-Off Date                                                              5/1/05
First Distribution Date                                                  6/25/05
Distribution Date                                      25th or Next Business Day


--------------------------------------------------------------------------------
                         JPMSI Whole Loan Trading Desk
--------------------------------------------------------------------------------

Greg Boester
John Horner
Dan Lonski                      212.834.2499
Tom Scudese
Ruslan Margolin
Marc Simpson
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                               Preliminary Mortgage Pool(s) Data - Conforming 30 Year Alt-A
--------------------------------------------------------------------------------------------------------------------------------
                                              Pool 1                   Pool 1                Pool 1                  Pool 1
                                         30Yr Conforming             SubGroup1              SubGroup2               SubGroup3
Collateral Type                                ALTA               5.5% Pass-Thru          6.0% Pass-Thru         6.5% Pass-Thru
Outstanding Principal Balance               290,389,823              37,925,295             143,376,671            109,026,648
Number of Mortgage Loans                        1723
Average Original Balance                      179,187                  192,776               179,878                 172,032
Weighted Average Coupon                        6.41%                    5.95%                 6.32%                   6.68%
Weighted Average Maturity                       356                       355                    356                   357
Weighted Average Seasoning                        3                       2                      3                      3
Weighted Average Loan-to-Value                  76%                       70%                    75%                   80%
Weighted Average FICO Score                     718                       722                    718                   716
Geographic Distribution                  FL(29%),NY(10%)          FL(23%),NY(17%)       FL(29%),NY(11%)         FL(31%),IL(9%)
Owner Occupied                                  89%                       94%                    91%                   85%
Purpose-Cash Out                                35%                       37%                    36%                   34%
Primary Mortgage Pool Originator           Chase(100%)

--------------------------------------------------------------------------------------------------------------------------------
                             Preliminary Mortgage Pool(s) Data - Conforming 30 Year Investor
--------------------------------------------------------------------------------------------------------------------------------
                                              Pool 2                   Pool 2                Pool 2                  Pool 2
                                         30Yr Conforming             SubGroup1             SubGroup2               SubGroup3
Collateral Type                              Investor             5.5% Pass-Thru         6.0% Pass-Thru          6.5% Pass-Thru
Outstanding Principal Balance                87,610,177              30,015,894             43,716,160              13,686,993
Number of Mortgage Loans                        806
Average Original Balance                      127,137                  135,518               127,888                 112,926
Weighted Average Coupon                        6.16%                    5.86%                 6.23%                   6.42%
Weighted Average Maturity                       359                       359                    358                   359
Weighted Average Seasoning                        1                       1                      1                      1
Weighted Average Loan-to-Value                  73%                       72%                    72%                   79%
Weighted Average FICO Score                     730                       737                    727                   723
Geographic Distribution                  FL(17%),CA(14%)          CA(19%),FL(16%)       FL(17%),CA(13%)         FL(17%),VA(7%)
Owner Occupied                                  0%                         0%                     0%                   0%
Purpose-Cash Out                                37%                       37%                    38%                   32%
Primary Mortgage Pool Originator           Chase (100%)

--------------------------------------------------------------------------------------------------------------------------------
                                 Preliminary Mortgage Pool(s) Data - Jumbo 30 Year Alt-A
--------------------------------------------------------------------------------------------------------------------------------
                                              Pool 3                   Pool 3                Pool 3                  Pool 3
                                           30Yr Jumbo                SubGroup1             SubGroup2               SubGroup3
Collateral Type                                ALTA               5.5% Pass-Thru         6.0% Pass-Thru          7.5% Pass-Thru
Outstanding Principal Balance               175,000,000              40,365,613             113,970,320             20,552,269
Number of Mortgage Loans                        377
Average Original Balance                      514,336                  524,095               511,673                 505,419
Weighted Average Coupon                        6.32%                    5.91%                 6.39%                   6.77%
Weighted Average Maturity                       358                       358                    358                   358
Weighted Average Seasoning                        2                       2                      2                      2
Weighted Average Loan-to-Value                  72%                       65%                                          80%
Weighted Average FICO Score                     718                       727                    716                   713
Geographic Distribution                  CA(22%),FL(22%)          CA(35%),FL(15%)       FL(23%),NY(20%)        FL(26%),NY(16%)
Owner Occupied                                  91%                       91%                    91%
Purpose-Cash Out                                35%                       39%                    35%                   28%
Primary Mortgage Pool Originator           Chase(100%)
--------------------------------------------------------------------------------------------------------------------------------

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the attached materials' accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                Preliminary Structural and Collateral Term Sheet



               $620,000,000 (approximate) of Senior Certificates

[JPMORGAN LOGO]         ChaseFlex Trust Series 2005-2

                 Mortgage Pass-Through Certificates, CFLX 2005-2


                                                                       4/25/2005
--------------------------------------------------------------------------------
                           Features of the Transaction
--------------------------------------------------------------------------------

- Offering consists of approximately 620mm of Senior Certificates. expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch, DBRS.

-     The Amount of Senior Certificates is approximate and may vary.

-     Multiple groups of Mortgage Loans will collateralize the transaction.

- There are approximately 5 Pools of Senior Certificates, Pool's 1, 2, and 3 consists of 3 SubGroups each, Pool 4 consits of 1 Subroup and Pool 5 consists of 2 SubGroups each of which may vary.

- The Credit Support for Pools 1,2,3,4 & 5 is Cross-Collateralized with respect to losses






--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer :                                           ChaseFlex Trust Series 2005-2
Underwriter :                                        J.P.Morgan Securities, Inc.
Depositor :                                   Chase Mortgage Finance Corporation
Trustee:                                                                Wachovia
Type of Issuance:                                                         Public
Servicer Advancing:                              Yes, Subject to Recoverability.
Compensating Interest:                                         Paid, But Capped.
Clean-Up Call / Optional Termination:  [10%] clean-up call (aggregate portfolio)
Legal Investment:                     The Senior Certificates are Expected to be
                                                            SMMEA at Settlement.
ERISA Eligible:                             The Senior Certificates are Expected
                                     to be ERISA eligible subject to limitations
                                   set forth in the final prospectus supplement.
Tax Treatment:                                                             REMIC
Structure:                              Senior/Subordinate w/ Shifting Interest.
                                  and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:                                       5.75% +/- .75%
Rating Agencies (AAA):                At least 2 of 4; Moody's, S&P, Fitch, DBRS
Registration:                          Publicly Offered Certificates will be DTC


--------------------------------------------------------------------------------
                            Time Table (approximate)
--------------------------------------------------------------------------------

Expected Settlement                                                      5/31/05
Cut-Off Date                                                              5/1/05
First Distribution Date                                                  6/25/05
Distribution Date                                      25th or Next Business Day


--------------------------------------------------------------------------------
                          JPMSI Whole Loan Trading Desk
--------------------------------------------------------------------------------

Greg Boester
John Horner
Dan Lonski                         212.834.2499
Tom Scudese
Ruslan Margolin
Marc Simpson
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                            Preliminary Mortgage Pool(s) Data - Conforming 15 Year Alt-A
------------------------------------------------------------------------------------------------------------
                                              Pool 4                   Pool 4
                                         15Yr Conforming             SubGroup1
Collateral Type                                ALTA               5.5% Pass-Thru
Outstanding Principal Balance                42,000,000              41,251,518
Number of Mortgage Loans                         275
Average Original Balance                      155,302                  155,302
Weighted Average Coupon                        5.81%                    5.82%
Weighted Average Maturity                        174                      174
Weighted Average Seasoning                        3                       3
Weighted Average Loan-to-Value                   64%                      64%
Weighted Average FICO Score                      716                      715
Geographic Distribution                  NY(18%),FL(18%)          NY(18%),FL(18%)
Owner Occupied                                   78%                      78%
Purpose-Cash Out                                 49%                      50%
Primary Mortgage Pool Originator           Chase(100%)

------------------------------------------------------------------------------------------------------------
                              Preliminary Mortgage Pool(s) Data - Jumbo 15 Year Alt-A
------------------------------------------------------------------------------------------------------------
                                              Pool 5                   Pool 5                Pool 5
                                            15Yr Jumbo               SubGroup1             SubGroup2
Collateral Type                                ALTA               5.0% Pass-Thru          5.5% Pass-Thru
Outstanding Principal Balance                61,000,000              19,986,550             40,987,751
Number of Mortgage Loans                         122
Average Original Balance                      537,156                  542,957               536,671
Weighted Average Coupon                        5.69%                    5.42%                 5.82%
Weighted Average Maturity                        174                      175                  174
Weighted Average Seasoning                        6                       5                     6
Weighted Average Loan-to-Value                   58%                      56%                  59%
Weighted Average FICO Score                      732                      741                  727
Geographic Distribution                  CA(32%),NY(24%)         CA(50%),NY(16%)          NY(28%),CA(23%)
Owner Occupied                                   91%                      94%                  89%
Purpose-Cash Out                                 39%                      28%                  44%
Primary Mortgage Pool Originator           Chase(100%)
------------------------------------------------------------------------------------------------------------

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the attached materials' accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                Preliminary Structural and Collateral Term Sheet



               $620,000,000 (approximate) of Senior Certificates

[JPMORGAN LOGO]         ChaseFlex Trust Series 2005-2

                 Mortgage Pass-Through Certificates, CFLX 2005-2


                                                                       4/25/2005

                              Deal Summary Report

----------------------------------------------------------------------------------------------------------------------
                            Assumptions                                    Collateral
----------------------------------------------------------------------------------------------------------------------
Settlement      31-May-05   Prepay           100PPC    Balance           WAC        WAM     Age    WAL         Dur
1st Pay Date    25-Jun-05   Default           0 CDR    $655,999,999.96   6.247      328     3      4.28144     0
                            Recovery       0 months
                            Severity             0%
----------------------------------------------------------------------------------------------------------------------
Tranche         Rating      Balance          Coupon    Principal         Avg                       Dated       Notes
Name                                                   Window            Life                      Date
----------------------------------------------------------------------------------------------------------------------
AP                            1,138,317.48   0.0000    06/05 - 04/35     3.97811                   1-May-05    CPT
AX                            2,924,123.54   6.0000    06/05 - 04/35     3.94667                   1-May-05   CPT_IO
SNR1_1                       35,741,071.00   5.5000    06/05 - 04/35     4.46579                   1-May-05    FIX
SUBS                         38,999,109.17   5.9620    06/05 - 04/35     9.59193                   1-May-05    WAC
SNR1_2                      135,132,512.00   6.0000    06/05 - 02/35     4.46145                   1-May-05    FIX
SNR1_3                      102,757,615.00   6.5000    06/05 - 03/35     4.47091                   1-May-05    FIX
SNR2_1                       27,837,968.00   5.5000    06/05 - 04/35     4.41585                   1-May-05    FIX
SNR2_2                       40,564,225.00   6.0000    06/05 - 04/35     4.42101                   1-May-05    FIX
SNR2_3                       12,700,161.00   6.5000    06/05 - 04/35     4.45883                   1-May-05    FIX
SNR3_1                       38,038,162.00   5.5000    06/05 - 03/35     3.3352                    1-May-05    FIX
SNR3_2                      107,417,026.00   6.0000    06/05 - 04/35     3.32526                   1-May-05    FIX
SNR3_3                       19,370,513.00   7.5000    06/05 - 04/35     3.34606                   1-May-05    FIX
SNR_4                        38,836,518.31   5.5000    06/05 - 03/20     3.59396                   1-May-05    FIX
SNR5_1                       18,835,846.00   5.0000    06/05 - 01/20     2.81032                   1-May-05    FIX
SNR5_2                       38,630,956.00   5.5000    06/05 - 12/19     2.7912                    1-May-05    FIX
----------------------------------------------------------------------------------------------------------------------

Yield Curve
Mat    3MO    6MO    2YR    5YR   10YR   30YR
Yld  2.886  3.166  3.635  3.939  4.251  4.554

--------------------------------------------------------------------------------

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the attached materials' accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------